Exhibit 99-B.8.xxxxvi

                                     FORM OF
                         AMENDMENT TO ING PARTNERS, INC.

                         SHAREHOLDER SERVICING AGREEMENT






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                              EXHIBIT 99-B.8.xxxxvi
                                     FORM OF
                         AMENDMENT TO ING PARTNERS, INC.

                         SHAREHOLDER SERVICING AGREEMENT
                              SERVICE CLASS SHARES

          This Amendment is dated as of the ___ day of _____________, 200__ by and between ING Partners, Inc. (the "Fund") and ING Life Insurance and Annuity Company (the "Service Organization") (collectively, the "Parties").

          WHEREAS, the Parties entered into a Shareholder Servicing Agreement on November 27, 2001, as amended March 5, 2002, May 1, 2003 and November 1, 2004 (the "Agreement");

          WHEREAS, the Parties desire to further amend said Agreement in the manner hereinafter set forth;

          NOW THEREFORE, the parties hereby amend the Agreement in the following form:

          1. By replacing the existing SCHEDULE A with the AMENDED SCHEDULE A attached hereto.

          2. All of the other provisions contained in the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                       ING PARTNERS, INC.

                                       By:
                                       Name:
                                       Title:


                                       ING LIFE INSURANCE AND ANNUITY COMPANY

                                       By:
                                       Name:
                                       Title:


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                               AMENDED SCHEDULE A

  Adviser Class shares of the following ING Partners, Inc. portfolios:

                                                                  ANNUAL RATE

  ING Aeltus Enhanced Index Portfolio                                 ___%
  ING Alger Aggressive Growth Portfolio                               ___%
  ING Alger Capital Appreciation Portfolio                            ___%
  ING Alger Growth Portfolio                                          ___%
  ING American Century Small Cap Value Portfolio                      ___%
  ING Baron Small Cap Growth Portfolio                                ___%
  ING Fidelity(R) VIP Contrafund(R) Portfolio                         ___%
  ING Fidelity(R) VIP Equity Income Portfolio                         ___%
  ING Fidelity(R) VIP Growth Portfolio                                ___%
  ING Fidelity(R) VIP Mid Cap Portfolio                               ___%
  ING Goldman Sachs(R) Capital Growth Portfolio                       ___%
  ING Goldman Sachs(R) Core Equity Portfolio                          ___%
  ING JPMorgan Fleming International Portfolio                        ___%
  ING JPMorgan Mid Cap Value Portfolio                                ___%
  ING MFS Capital Opportunities Portfolio                             ___%
  ING MFS Global Growth Portfolio                                     ___%
  ING OpCap Balanced Value Portfolio                                  ___%
  ING Oppenheimer Strategic Income Portfolio                          ___%
  ING PIMCO Total Return Portfolio                                    ___%
  ING Salomon Brothers Aggressive Growth Portfolio                    ___%
  ING Salomon Brothers Fundamental Value Portfolio                    ___%
  ING Salomon Brothers Investors Value Portfolio                      ___%
  ING T. Rowe Price Growth Equity Portfolio                           ___%
  ING UBS U.S. Allocation Portfolio                                   ___%
  ING UBS U.S. Large Cap Equity Portfolio                             ___%
  ING Van Kampen Comstock Portfolio                                   ___%
  ING Solution 2015 Portfolio                                         ___%
  ING Solution 2025 Portfolio                                         ___%
  ING Solution 2035 Portfolio                                         ___%
  ING Solution 2045 Portfolio                                         ___%
  ING Solution Income Portfolio                                       ___%
  ING American Century Select Portfolio                               ___%
  ING Oppenheimer Global Portfolio                                    ___%
  ING Oppenheimer Strategic Income Portfolio                          ___%
  ING Baron Small Cap Portfolio                                       ___%
  ING Van Kampen Equity and Income Portfolio                          ___%



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